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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  June 23, 2000
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                Date of Report (Date of Earliest event reported):

                        Envision Development Corporation
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             (Exact name of registrant as specified in its charter)

     Florida                       001-15311                   65-0981457
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     State of                  Commission File                IRS Employer
 Incorporation                     Number                   Identification No.

                    4 Mount Royal Avenue, Marlboro, MA 01752
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                     Address of principal executive offices

        Registrant's telephone number, including area code (508) 481-8303


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          (Former name or former address, if changed since last report)


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Item 6.  Resignation of Director.

On June 23, 2000, Mr. Jake Weinstock announced that he was resigning as a director of Envision Development Corporation ("Envision"), effective immediately. Mr. Weinstock expressed no disagreement with any policy of Envision, or the Board of Directors and submitted no objection, written or otherwise, to any action of the Board or of Envision.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized this 29th day of June, 2000.

                                       ENVISION DEVELOPMENT CORPORATION

                                       By: /s/ WILLIAM J. PATCH
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                                          William J. Patch
                                          Chairman of the Board and Chief
                                          Executive Officer